                       SECURITIES EXCHANGE AND COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 14, 2000



                                 CEPHALON INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                            (State of Incorporation)



        0-19119                                         23-2484489
(Commission File Number)                     (IRS Employer Identification No.)



                 145 BRANDYWINE PARKWAY, WEST CHESTER, PA 19380
              (Address of principal executive offices and Zip Code)



                                  610-344-0200
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On July 17, 2000, Cephalon Inc. ("Cephalon") announced that it had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") by and among Anesta Corp., Cephalon and C Merger Sub, Inc. ("Merger Sub"), a wholly owned subsidiary of Cephalon.

         The definitive Merger Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The press release, dated July 17, 2000, announcing the proposed merger was filed by the companies on July 17, 2000 on Form 425.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1* Agreement and Plan of Merger by and among Anesta, a Delaware corporation, C Merger Sub, Inc., a Delaware corporation, and Cephalon, a Delaware corporation, dated as of July 14, 2000.

* The Cephalon disclosure schedules and the Anesta Corp. disclosure schedules to this document have been omitted. Cephalon agrees to furnish supplementally a copy of any of the omitted schedules to the Securities and Exchange Commission upon request.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 21, 2000

                                  CEPHALON INC.


                                  By: /s/ John E. Osborn
                                     ----------------------------------
                                     John E. Osborn
                                     Its: Senior Vice President,
                                          General Counsel and Secretary





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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
 99.1          Agreement and Plan of Merger by and among Anesta Corp., a
               Delaware corporation, C Merger Sub, Inc., a Delaware corporation, and Cephalon, Inc., a Delaware corporation, dated as of July 17,
               2000.